SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      February 27, 2003 (February 19, 2003)


                                ATEC GROUP, INC.
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               (Exact name of Registrant as specified in charter)

         Delaware                      0-22710                   13-3673965
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(State or other jurisdic-            (Commission                (IRS Employer
 tion of incorporation)              File Number)            Identification No.)

69 Mall Drive,                                           Commack, New York 11725
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (631) 543-2800
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Item 5.  Other Events and Regulation FD Disclosure

         On February 19, 2003, the United States District Court for the Eastern District of New York approved the settlement of the class-action lawsuit that was filed on August 23, 1999 on behalf of all persons who purchased common stock from October 12, 1998, through May 19, 1999, inclusive. As noted in our annual report for the fiscal year ended June 30, 2002, this settlement will be paid by our insurance carrier.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATEC GROUP, INC.

February 27, 2003                  By: /s/ James Charles
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                                     James Charles
                                     Chief Financial Officer


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